Commitments and Contingencies	12 Months Ended
Mar. 31, 2016
Commitments and Contingencies Disclosure [Abstract]
Commitments and Contingencies

8. COMMITMENTS AND CONTINGENCIES

On January 16, 2006, the Company’s wholly owned subsidiary, Celsion (Canada) Inc. purchased from Celsion Corporation (USA) [“Celsion”] all of the assets relating to breast cancer Microfocus APA 1000 System (“System”), consisting of the microwave machine technology, the APA technology licensed from MIT, and all related intellectual and regulatory property (collectively, the “Business”). The Company has a commitment to pay a 5% royalty to Celsion on the net sales of products sold by and patent royalties received by the Company and its successors and assignees. Total royalties paid are not to exceed $18,500,000. Royalties will not be payable until the System can be placed in the market following successful completion of the pivotal clinical trial and receipt of approval to market the System in the US and Canada from the FDA and Health Canada. The Company has an additional commitment to pay a 5% royalty to MIT on the net sales of products, upon commercialization.

Future minimum payments under operating leases for office space and vehicles are as follows:

2017	$225,873
2018	$195,333

The Company recognized total rent expense of $223,254, $192,919 and $176,616 for the years ended March 31, 2016, 2015 and 2014, respectively.

The Company has agreed to indemnify its directors and officers and certain of its employees in accordance with the Company’s by-laws. However, the Company does not currently have such insurance policies in place to provide coverage against certain claims.

During the year ended March 31, 2015, the Company was included on a complaint related to the Prolieve mobile service. The plaintiff’s counsel offered to dismiss the Company from the lawsuit in exchange for a waiver of fees and costs which was approximately $4,500. The company expects the case to be dismissed in the near future.